UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2021 (February 8, 2021)

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2828 N. Harwood, Suite 1300, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HFC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Background

As previously announced, HollyFrontier Cheyenne Refining LLC (“HFCR”), a wholly-owned subsidiary of HollyFrontier Corporation (“HollyFrontier”), ceased crude refining operations at its refinery located in Cheyenne, Wyoming (“Cheyenne Refinery”) in August 2020 and is undertaking a conversion of the Cheyenne Refinery assets to renewable diesel production (“Cheyenne Conversion”). In connection with the Cheyenne Conversion, subsidiaries of HollyFrontier have entered into new commercial agreements with subsidiaries of Holly Energy Partners, L.P. (“HEP”) with respect to the logistics assets of HEP and its subsidiaries that formerly served HFCR’s crude refining operations at the Cheyenne Refinery (“Cheyenne Assets”), and have amended certain of the throughput, services and other commercial agreements between HollyFrontier and its subsidiaries, on the one hand, and HEP and its subsidiaries, on the other hand, to account for the Cheyenne Conversion, in each case as further described below. The general partner of HEP is a wholly-owned subsidiary of HollyFrontier.

In addition and as previously announced, HEP Refining L.L.C. (“HEP Refining”), a wholly-owned subsidiary of HEP, has agreed to construct four new refined product tanks with a total shell capacity of 200,000 barrels at the Artesia, New Mexico (“Navajo Tanks”) refinery, which is owned by HollyFrontier Navajo Refining LLC, a wholly-owned subsidiary of HollyFrontier.

Seventh Amended and Restated Master Throughput Agreement

On February 8, 2021, Holly Energy Partners – Operating, L.P. (“HEP Operating”), a wholly-owned subsidiary of HEP, and HollyFrontier Refining & Marketing LLC (“HFRM”), a wholly-owned subsidiary of HollyFrontier, entered into the Seventh Amended and Restated Master Throughput Agreement, effective as January 1, 2021 (the “Seventh Amended and Restated Master Throughput Agreement”). The Seventh Amended and Restated Master Throughput Agreement amends and restates in its entirety the Sixth Amended and Restated Master Throughput Agreement dated effective October 1, 2019 (the “Sixth Amended and Restated Master Throughput Agreement”), to, among other things, remove the Cheyenne Assets from the coverage thereof and add to the coverage thereof the Navajo Tanks, the Crude Tankage (as defined therein), which were previously covered under the Third Amended and Restated Crude Pipelines and Tankage Agreement, dated March 12, 2015, by and among the various parties stated therein (the “Third Amended and Restated Crude Pipelines and Tankage Agreement”), and the Tulsa West Lube Racks (as defined therein), which were previously covered under the Tulsa Equipment and Throughput Agreement, dated August 1, 2009, between HollyFrontier Tulsa Refining LLC and HEP Tulsa LLC, as amended (the “Tulsa Equipment and Throughput Agreement”). HollyFrontier will guarantee the obligations of HFRM under the Seventh Amended and Restated Master Throughput Agreement, and HEP will guarantee the obligations of HEP Operating.

The description of the Seventh Amended and Restated Master Throughput Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Letter Agreement

On February 8, 2021, HFRM and HEP Operating entered into a Letter Agreement, effective as of January 1, 2021 (“Letter Agreement”), for the purpose of terminating the minimum throughput commitment by HFRM under the Sixth Amended and Restated Master Throughput Agreement with respect to the Cheyenne Assets. Pursuant to the Letter Agreement, HFRM will pay HEP Operating a one-time cash payment of $10 million for the termination of HFRM’s minimum commitments in respect of the Cheyenne Assets.

The description of the Letter Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.2 to this report, which is incorporated into this report in its entirety.

Services Agreement

On February 8, 2021, HFRM and HEP Operating entered into a Services Agreement, effective as of January 1, 2021 (“Services Agreement”), pursuant to which, among other things, HEP Operating will provide crude oil storage services for HFRM at the Cheyenne Refinery utilizing certain of the Cheyenne Assets. HFRM will pay

HEP Operating a base service fee equal to $8,125 per quarter and an additional quarterly service fee equal to 50% of HFRM Gross Profit (as defined therein) on sales of crude oil stored pursuant to the Services Agreement. The Services Agreement contains no minimum requirement for HFRM, nor is HFRM obligated to pay an additional service fee in any quarter in which it does not generate HFRM Gross Profit. The Services Agreement has an initial term of five years, with HFRM having the right to renew for up to two additional five year terms.

The description of the Services Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.3 to this report, which is incorporated into this report in its entirety.

RDU Asset Lease

On February 8, 2021, Cheyenne Logistics LLC (“Cheyenne Logistics”), a subsidiary of HEP, and Cheyenne Renewable Diesel Company LLC (“CRDC”), a subsidiary of HollyFrontier, entered into an Asset Lease Agreement, effective as of January 1, 2021 (“Asset Lease Agreement”), pursuant to which Cheyenne Logistics leased to CRDC certain of the Cheyenne Assets for use in connection with the renewable diesel operations at the Cheyenne Refinery. As payment for the RDU assets, CRDC will pay to Cheyenne Logistics an annual lease payment of $4,848,485, payable in quarterly installments. The Asset Lease Agreement has a ten year initial term, with CRDC having the right to renew for up to two additional five year terms.

The description of the Asset Lease Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.4 to this report, which is incorporated into this report in its entirety.

Twenty-First Amended and Restated Omnibus Agreement

On February 8, 2021, HollyFrontier, HEP and certain of their respective subsidiaries entered into the Twenty-First Amended and Restated Omnibus Agreement, effective as of January 1, 2021 (the “Twenty-First Amended and Restated Omnibus Agreement”). The Twenty-First Amended and Restated Omnibus Agreement amends and restates in its entirety the Twentieth Amended and Restated Omnibus Agreement effective as of October 1, 2019, to, among other things, subject the Navajo Tanks to HollyFrontier’s right of first refusal to purchase HEP’s assets that serve HollyFrontier’s refineries, subject to the limitations provided therein, and to amend the indemnification obligations of HollyFrontier and HEP with respect to the Cheyenne Assets, as further described therein.

The description of the Twenty-First Amended and Restated Omnibus Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.5 to this report, which is incorporated by reference into this report in its entirety.

Sixth Amended and Restated Master Lease and Access Agreement

On February 8, 2021, certain subsidiaries of HEP and HollyFrontier entered into the Sixth Amended and Restated Master Lease and Access Agreement (the “Sixth Amended and Restated Master Lease and Access Agreement”), effective as of January 1, 2021. The Sixth Amended and Restated Master Lease and Access Agreement amends and restates in its entirety the Fifth Amended and Restated Master Lease and Access Agreement, dated effective as of October 29, 2018, to, among other things, include the Navajo Tanks and the Tulsa West Lubes Racks in the list of assets comprising the Applicable Assets (as defined therein) and to otherwise update the tanks comprising the Applicable Assets (as defined therein).

The description of the Sixth Amended and Restated Master Lease and Access Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.6 to this report, which is incorporated by reference into this report in its entirety.

Fourth Amended and Restated Services and Secondment Agreement

On February 8, 2021, certain subsidiaries of HEP and HollyFrontier entered into the Fourth Amended and Restated Services and Secondment Agreement (the “Fourth Amended and Restated Services and Secondment Agreement”), effective as of January 1, 2021. The Fourth Amended and Restated Services and Secondment Agreement amends and restates in its entirety the Third Amended and Restated Services and Secondment Agreement, dated effective as of October 1, 2016, to, among other things, update the Services (as defined therein) to be provided by HollyFrontier personnel in respect of the HEP assets located at the Cheyenne Refinery and HollyFrontier’s refineries in Tulsa, Oklahoma, West Bountiful, Utah (Woods Cross) and Artesia and Lovington, New Mexico (Navajo).

The description of the Fourth Amended and Restated Services and Secondment Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.7 to this report, which is incorporated by reference into this report in its entirety.

Third Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement

On February 8, 2021, contemporaneously with HFRM and HEP Operating entering into the Seventh Amended and Restated Master Throughput Agreement and thereby subjecting the Crude Tankage thereto, HFRM, HEP Operating and certain of their affiliates entered into the Third Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement (“Third Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement”), effective as of January 1, 2021, for the purpose of amending the Third Amended and Restated Crude Pipelines and Tankage Agreement, to, among other things, remove references to the Crude Tankage.

The description of the Third Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.8 to this report, which is incorporated by reference into this report in its entirety.

Item 1.02	Termination of a Material Definitive Agreement.

On February 8, 2021, contemporaneously with HFRM and HEP Operating entering to the Seventh Amended and Restated Master Throughput Agreement and thereby subjecting the Tulsa West Lubes Racks thereto, the Tulsa Equipment and Throughput Agreement was effectively terminated and its terms, as amended, incorporated into the Seventh Amended and Restated Master Throughput Agreement, in each case, effective as of January 1, 2021. Notwithstanding the foregoing, the indemnities with respect to the Tulsa West Lubes Racks, which are contained in the Tulsa Equipment and Throughput Agreement, continue to apply notwithstanding the termination of the agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Seventh Amended and Restated Master Throughput Agreement entered into on February 8, 2021, effective as of January 1, 2021, by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners – Operating, L.P.

10.2	Letter Agreement entered into on February 8, 2021, effective as of January 1, 2021, by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners – Operating, L.P.

10.3	Services Agreement entered into on February 8, 2021, effective as of January 1, 2021, by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners – Operating, L.P.

10.4	Asset Lease Agreement entered into on February 8, 2021, effective as of January 1, 2021, by and between Cheyenne Logistics LLC and Cheyenne Renewable Diesel Company LLC.

10.5	Twenty-First Amended and Restated Omnibus Agreement entered into on February 8, 2021, effective as of January 1, 2021, by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries.

10.6	Sixth Amended and Restated Master Lease and Access Agreement entered into on February 8, 2021, effective as of January 1, 2021, by and among certain subsidiaries of Holly Energy Partners, L.P. and HollyFrontier Corporation.

10.7	Fourth Amended and Restated Services and Secondment Agreement entered into February 8, 2021, effective as of January 1, 2021, by and among certain subsidiaries of Holly Energy Partners, L.P. and HollyFrontier Corporation.

10.8	Third Amendment to Third Amended and Restated Crude Pipelines and Tankage Agreement entered into February 8, 2021, effective as of January 1, 2021, by and between HollyFrontier Refining & Marketing LLC, Holly Energy Partners – Operating, L.P. and certain of their affiliates.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva
Title:	Executive Vice President and Chief Financial Officer

Date: February 11, 2021